COMPANY PRESENTATION NASDAQ: STIM March 2026 Exhibit 99.2

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (“Neuronetics” or the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this presentation that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “may,” “will,” “would,” “should,” “expect,” “plan,” “design,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “outlook” or “continue” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2026, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS Inc. (“Greenbrook”) on our business relationships; operating results and business generally; our ability to execute our business strategy; our ability to achieve or sustain profitable operations due to our history of losses; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; our ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; our ability to obtain and maintain intellectual property protection for our technology; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; potential effects of evolving and/or extensive government regulation; the terms of our credit facility; our ability to successfully roll-out our Better Me Provider Program on the planned timeline; and our self-sustainability and existing cash balances. For a discussion of these and other related risks, please refer to the Company’s recent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this presentation. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events, or changes in the Company’s expectations.

Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time we may use or publicly disclose certain non-GAAP financial measures in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise. For these purposes, the SEC defines a non-GAAP financial measure as a numerical measure of historical or future financial performance, financial positions, or cash flows that (i) exclude amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and (ii) include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing our financial condition and operating results. We believe that these non-GAAP measures, when taken together with our GAAP financial measures, allow us and our investors to better evaluate our performance and profitability. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure.

40+ years of experience Keith Sullivan President & Chief Executive Officer Presenters Steven Pfanstiel EVP, Chief Financial Officer & Treasurer 20+ years of experience

STRONGER together 237,574 Unique Patients Treated 8,543,702 Treatments Administered $149M Annual Revenue (2025) Two of the nation’s largest mental health and device companies are now combined to create an organization with the ability to leverage its scale and capabilities to treat more patients suffering from mental health conditions (1) Neuronetics, Inc. internal estimate based on the Company’s data on total treatment sessions and patients treated.

A Diversified Business Model with Strategic Advantages from the Company’s Combined Expertise NeuroStar Market Leader in Transcranial Magnetic Stimulation (TMS) Greenbrook Mental Health Services Provider Large Network of Clinics Offer New Paradigms for Treating Depression Established and Growing Network of Referring Physicians Centralized, Scalable Business Infrastructure Patient Focused Service Superior Clinical Results: Long-Term Relief for Depression Widely Reimbursed Proven Formula for Practice Success Top Tier Training and Best Practices Comprehensive Direct Sales and Support Team Neuronetics is now a vertically integrated organization providing greater access to mental health treatments through our collective expertise

Stronger Commercial Footprint & Opportunity Together Greenbrook Total Amount of Patients Treated 62,197 Patients 2.1M treatments Together, with Better Me Provider (BMP) practices… we have over 420 BMP clinics in 46 states Greenbrook Locations: Operating 93 Treatment Clinics in 15 States

A Compelling Business Combination Combines one of the U.S.’s most utilized therapeutic platforms for the treatment of MDD with one of the largest service providers to renew even more lives Large patient population best served by managing the therapeutic paradigm Multiple initiatives in place to drive accelerated growth across the organization Operational focus and efficiency efforts driving continued cost savings and cash flow improvement Transformed financial profile adds scale and supportive balance sheet Continued strong revenue growth in 2026; preparing for the potential of psychedelics The NEW

Senior Leadership Keith Sullivan Rob Cascella Board Chairman Management Team Board of Directors Sheryl Conley Glenn Muir Steven Pfanstiel EVP, Chief Financial Officer & Treasurer Megan Rosengarten Keith Sullivan President & CEO Cory Anderson SVP, Chief Technology Officer Lisa Metzner-Rosas SVP, Chief Marketing Officer Avinash Amin, MD Sasha Cucuz Jeff Jones SVP, Chief of Operations Andrew Macan EVP, GC & Chief Compliance Officer

Over 29 Million Lives Affected by Depression and OCD



Total Available Market

29.3 million

U.S. Adults and Adolescents (ages 15-21) suffering from depression, depression with anxiety and OCD

Nearly 8 million patients are poorly served by antidepressant medication

- Lack of Treatment Efficacy
- Intolerable Side Effects

Adult Depression (MDD)

21 million suffering[1]
6.4 million on medication[1,2,3]

Adolescent Depression

4.3 million suffering[4]
1 million on medications[5]

New indication: **35% increase** in addressable market

Anxious Depression

53% of MDD patients have significant anxiety[6]

OCD

4 million suffering[7]
235k on medication[8]

(1) NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024. **(2)** Per STAR*D patients that have failed one or more antidepressant trial of adequate dose and duration. **(3)** Journal of Clinical Psychiatry, accessed 3/7/2022. **(4)** Depression- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021. **(5)** Key Substance Use and Mental Health Indicators in the United States: Results from the 2017 National Survey on Drug Use and Health. **(6)** Kalin N, The Critical Relationship Between Anxiety and Depression, Am J Psychiatry 2020; 177:365–367; doi: 10.1176/appi.ajp.2020.20030305. **(7)** Harvard Medical School, 2007. National Comorbidity Survey (NCSSC). **(8)** Definitive Health Diagnosis/Prescription Data: 3/25/22.

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Patients Medication Management Medical Technology Psychotherapy Interventional Medication Our Combined Company is Positioned to Capitalize on Innovations in the Mental Health Space

#1 Physician Recommended TMS

NeuroStar
Advanced Therapy for Mental Health

We're inspired every day by the opportunity to help people live more fulfilling lives

Market Leader in TMS[1]

Over 8.2 million treatment sessions performed on over 223,000 patients

Robust R&D Pipeline

3rd generation system. Largest clinical dataset in the world to drive new indications



Dedicated to Practice Success

Largest direct sales and customer support team in the industry to support over 1,100 U.S. offices[1]

Widely Reimbursed

Dedicated to driving health policy to ensure broad U.S. reimbursement among commercial and government payors

(1) NeuroStar internal estimate based on NeuroStar's data on treatment sessions and patients treated.

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Proven, Long-Term Relief for MDD1 (1) Dunner DL, et al. (2014). J Clin Psychiatry. 75(12):1394-1401. (2) Sackeim HA, et al. (2020) J. Affect. Disord. 277:65-74. Based on a real-world, retrospective study using CGI-S and a sample size of 615 patients. Real-World Clinical Results for Patients with MDD2 83% Improvement in depression symptoms1 62% Symptom relief (remission)1 Clinically Proven Durability through 12 Months1

As the Market Leader, NeuroStar is Revolutionizing Mental Health with Industry's First Adolescent Indication

NeuroStar
Advanced Therapy for Mental Health

1st to Market	NeuroStar is the first FDA-cleared TMS treatment for adolescent depression[1]
1st Line Treatment	For adolescents, NeuroStar can be used as an add-on treatment, without prior medication failures

As Seen In:

Spectrum News 1, Forbes, Vogue, Fierce Biotech, Authority Magazine, Contemporary Pediatrics, Psychiatric Times, Medtech Insight (Citeline Commercial), MassDevice, abc Action News WFTS Tampa Bay, Psychology Today

(1) FDA Clearance K231926.

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Better Me Program (BMP) Transforms the Lives of More Patients 3x more patients treated in BMP vs. non-BMP1 420+ NeuroStar Clinics are in BMP Program *Clinical evidence demonstrates superior outcomes for patients who complete a course of NeuroStar therapy compared to those who do not complete treatment. However, the actual number of sessions performed is subject to the medical judgment of the prescribing physician. The number of treatment sessions performed is not a selection criteria for entry into the Better Me Guarantee Program and will not be used as a basis to remove a provider from the program. | 1. Data on file, Neuronetics, Inc. Designed to lead the industry in the standards for patient care

With the 5-Standards, Better Me Practices are Quickly Addressing Interested Patients in Need All patient interest in Active BMP Local Consumable Offices; Jul 1, 2025 – Dec 31, 2025 vs. Jan 1-Dec 31, 2023 2x Faster from potential patient interest to MT 2023 (Pre-BMP) 96 days 2H 2025 43 days

NeuroStar University

*Since NSU opened in Q3 2022, NSU attendees have started 39% more patients than non-attendees.**


#NeuroStarUniversity
#Save3325Lives

A 2-DAY COURSE HELD AT OUR STATE-OF-THE-ART TRAINING CENTER
Practices learn how to achieve better clinical outcomes and market their NeuroStar business, through a combination of instruction and peer to peer learning.

Actual Treatment Session Utilization: NSU Attendees vs. Non-Attendees


120,000
100,000
80,000
60,000
40,000
20,000
-
NSU Opens
53,487
59,780
71,969
81,061
91,562
99,870
101,514
95,274
45,383
45,661
54,540
57,706
59,389
64,857
76,251
84,526
1 2 3 4
2022
1 2 3 4
2023
1 2 3 4
2024
1 2 3 4
2025
Attended NSU
No
Yes

*Practices that attend NSU **consistently outperform** practices that do not.*
In 2025, NSU attendees performed 26% more treatment sessions than the sites that did not attend NSU.

Neuronetics
Company Confidential ***Data does not include Greenbrook or inactive sites – through 12/31/2025***
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Partnering with Practices to Build Local Consumer Awareness1 – this one Co-Op Marketing: collaborative effort with practices to increase local patient awareness while sharing advertising costs +19% in new MTs* +24% treatment session utilization* * 2H 2025 data from accounts who participated in Co-Op Q2 2025 and/or Q3 2025. Data on file, Neuronetics, Inc.

SPRAVATO® Program In March 2019, the FDA approved SPRAVATO® (esketamine) nasal spray, in conjunction with an oral antidepressant, for Treatment Resistant Depression in adults and in August 2020, the FDA added a second indication for depressive symptoms in adults with MDD with acute suicidal ideation or behavior SPRAVATO® fills the gap in the treatment paradigm between or before TMS and Electroconvulsive Therapy, providing for a complimentary treatment to TMS, effectively broadening Greenbrook offering to patients Delivered in a two-spray dispenser under supervision from a health care professional as patients self-administer Treatment consists of: Induction (8 treatments) - Twice a week for 4 weeks Taper (4 treatments) - Once a week for 4 weeks Maintenance - Once every one to two weeks for the next year We currently have a total of 84 Treatment Centers now offering SPRAVATO® Further expansion possible, dependent on facility assessment, marketing demand and ROI analyses.

Key Growth Initiatives for Network Clinics Focus on execution, profitable product diversification & expansion Drive growth in 93 clinics through enhanced RAM clinic engagement, leveraging automated referral systems and optimized digital/DTC targeting Fill the gap in treatment paradigm with SPRAVATO® expansion to all locations with Buy & Bill model that increases treatment revenue Standardize operational excellence across our network through comprehensive training, enhanced practice capabilities, and centralized services Expanding the Continuum of Care for Patients Identifying and Educating Patients Consistent Implementation of Best Operation Practices

Key Growth Initiatives for Customer Clinics Expand referral networks for 420+ BMP Clinics to increase patient flow, ~100 additional sites committed to the program Continued implementation of fully optimized digital/DTC investment benefitting patients and BMP practices Centralized call center to help BMP providers manage patient inquires more efficiently (billing and contracts) Patient Education Expand BMP Network Expanding Services to Existing Customers Harnessing the power of our proven programs to help more patients in need

Comprehensive Direct Sales & Customer Support Team Practice Development Managers Area Sales Managers Reimbursement Specialists & Managers Field Service and Technical Support Sales Leaders Regional Account Managers Clinical Training Managers Customer Service Representatives Experienced team dedicated to consistent growth and practice success

Poised to Deliver Strong Growth While Improving Cash Flow FY 2026 Guidance Revenue $160M to $166M (+7% to +11% YoY) 1 Gross Margin Between 47% and 49%1 Operating Expenses $100M - $105M1; includes ~$8.5 million of non-cash stock-based compensation Cash Flow Cash Flow from Operations: $(13)M to $(17)M1 Guidance as issued on March 17, 2026

Financial Overview Neuronetics transforming lives through NeuroHealth

Worldwide Quarterly Revenue1 Q4 2025 Revenue of $41.8M, an 86% increase from Q4 2024 ($ in millions) Guidance ($ in millions) (1) 2024 and 2025 values on an as reported basis and as filed with the SEC for Neuronetics (As Reported)

Results of Operations1 ($ in thousands) ($ in thousands) (1) Actual results as reported and filed with the SEC for Neuronetics (As Reported)

Financial Position ($ in thousands) ($ in thousands)

Worldwide Quarterly Revenue1 Q4 2025 Revenue of $41.8M, a 23% increase from Q4 2024 ($ in millions) Guidance ($ in millions) (1) 2024 revenue is based on Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures, per slide 29 (2024 Adjusted Pro Forma)

Non-GAAP Pro Forma and Adjusted Pro Forma Revenue Information (Unaudited) ($ in thousands) The following table presents the Company’s pro forma operating results, giving effect to the acquisition of Greenbrook as if the transaction had occurred on January 1, 2024. These pro forma results are based on assumptions that management believes are reasonable under the circumstances. However, they are not necessarily indicative of the Company’s future performance. The pro forma financial information reflects the historical operating results of both the Company and Greenbrook, with all intercompany transactions eliminated. The Adjusted pro forma results further reflect eliminations related to the closure of certain clinics in 2024. The pro forma data does not include the impact of any potential synergies or cost-saving initiatives resulting from the acquisition:

Supplemental Information Neuronetics, Inc.

2024 – 2025 U.S. NeuroStar Treatments1 ($ in millions) (1) 2024 data represents pro-forma results, giving effect to the acquisition of Greenbrook as if the transaction occurred on January 1, 2024, and excludes Greenbrook treatments for all periods reported +11.2% vs. Prior Year

2024 – 2025 U.S. Clinic Appointments1 ($ in millions) 2024 data represents adjusted pro-forma results, giving effect to the acquisition of Greenbrook as if the transaction occurred on January 1, 2024, and adjusted to reflect eliminations related to the closure of certain clinics in 2024. +18.0% vs. Prior Year

Supplemental Financial and Operating Information1 ($ in thousands) (1) Actual results as reported and filed with the SEC for Neuronetics (As Reported)

Supplemental Financial and Operating Information1 ($ in thousands) (1) 2024 revenue is Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures, per slide 29 (2024 Adjusted Pro Forma)